EXHIBIT 99.2

Selected Mortgage Loan Data
---------------------------

                       The Mortgage Loans - All Collateral


Scheduled Principal Balance:                                     $740,485,640
Number of Mortgage Loans:                                               4,676
Average Scheduled Principal Balance:                                 $158,359
Weighted Average Gross Coupon:                                          7.52%
Weighted Average Original FICO Score:                                     612
Weighted Average Original Combined LTV Ratio:                          78.29%
Weighted Average Stated Remaining Term (months):                          351
Weighted Average Seasoning (months):                                        2
Weighted Average Months to Roll:                                           27
Weighted Average Gross Margin:                                          5.45%
Weighted Average Initial Rate Cap:                                      2.65%
Weighted Average Periodic Rate Cap:                                     1.12%
Weighted Average Gross Maximum Lifetime Rate:                          13.85%
Distribution by Originator
         Option One:                                                   79.61%
         Accredited:                                                   20.39%


                    Distribution by Current Principal Balance

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
  Current Principal       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Balance              Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
$ 50,000 & Below               77    $  3,558,919     0.48%      8.443%      597    $     46,220     61.57%     68.42%     87.50%
$ 50,001 - $ 75,000           662      41,872,098     5.65       8.194       605          63,251     76.35      72.49      85.76
$ 75,001 - $100,000           708      62,190,256     8.40       7.921       607          87,839     77.79      71.41      88.83
$100,001 - $125,000           641      72,300,927     9.76       7.751       606         112,794     79.30      67.85      92.35
$125,001 - $150,000           596      81,854,974    11.05       7.502       610         137,341     78.34      65.49      92.92
$150,001 - $200,000           833     144,768,145    19.55       7.454       605         173,791     77.40      60.47      95.06
$200,001 - $250,000           519     116,148,584    15.69       7.465       612         223,793     78.44      56.30      94.79
$250,001 - $300,000           270      74,139,870    10.01       7.376       617         274,592     80.56      48.84      96.20
$300,001 - $350,000           151      48,646,392     6.57       7.207       627         322,162     81.84      47.73      98.00
$350,001 & Above              219      95,005,475    12.83       7.177       624         433,815     77.94      52.62      94.28
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Current Rate           Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
 6.99% & Below              1,427    $267,395,391    36.11%      6.534%      638    $    187,383     76.62%     64.09%     96.66%
 7.00% - 7.49%                687     114,513,597    15.46       7.256       625         166,686     79.05      56.73      93.00
 7.50% - 7.99%              1,024     160,540,349    21.68       7.734       607         156,778     80.18      54.08      90.53
 8.00% - 8.49%                543      75,903,825    10.25       8.247       585         139,786     80.36      62.17      93.23
 8.50% - 8.99%                544      70,450,703     9.51       8.743       570         129,505     79.25      56.14      91.11
 9.00% - 9.49%                175      20,515,327     2.77       9.225       560         117,230     77.56      61.16      91.11
 9.50% - 9.99%                173      19,597,595     2.65       9.745       562         113,281     78.52      59.34      93.70
10.00% & Above                103      11,568,853     1.56      10.702       548         112,319     73.37      70.32      95.84
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Original FICO

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Original FICO          Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
499 & Below                     2    $    254,362     0.03%      9.217%      485    $    127,181     68.63%    100.00%    100.00%
500 - 519                     340      51,882,896     7.01       8.441       510         152,597     72.33      68.09      97.63
520 - 539                     419      60,881,625     8.22       8.188       530         145,302     73.43      74.20      97.17
540 - 559                     388      57,974,533     7.83       8.112       549         149,419     73.81      69.53      97.65
560 - 579                     421      61,615,229     8.32       7.836       569         146,354     74.78      69.38      95.93
580 - 599                     518      79,128,652    10.69       7.602       589         152,758     77.66      67.31      95.53
600 - 619                     595      96,794,015    13.07       7.403       610         162,679     80.74      66.93      93.95
620 - 639                     585      96,922,622    13.09       7.220       630         165,680     80.67      53.97      96.32
640 - 659                     467      76,353,993    10.31       7.129       649         163,499     80.98      52.22      91.64
660 - 679                     322      55,407,654     7.48       7.086       669         172,073     81.44      44.32      91.77
680 - 699                     212      36,275,200     4.90       6.993       688         171,109     81.76      42.92      89.77
700 - 719                     151      25,721,819     3.47       6.962       708         170,343     83.90      44.34      87.17
720 - 739                     107      17,428,018     2.35       6.919       729         162,879     82.71      36.55      82.85
740 & Above                   145      23,491,526     3.17       6.931       763         162,011     80.53      42.87      72.82
N/A                             4         353,496     0.05       7.757       N/A          88,374     44.00      57.63     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                           Distribution by Lien Status

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Lien Status          Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
First Liens                 4,652    $739,016,329    99.80%      7.510%      612    $    158,860     78.42%     59.72%     93.64%
Second Liens                   24       1,469,312     0.20      10.496       631          61,221     80.02      57.38      90.57
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Original Combined LTV

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
  Original Combined       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
         LTV                Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
40.00% &  Below                91    $  8,709,168     1.18%      7.419%      575    $     95,705     32.07%     46.41%     93.43%
40.01% -  50.00%              124      17,627,251     2.38       7.338       600         142,155     46.11      54.68      93.65
50.01% -  60.00%              251      35,899,360     4.85       7.352       589         143,025     55.95      56.80      97.47
60.01% -  70.00%              606     103,210,726    13.94       7.420       593         170,315     66.31      52.37      91.81
70.01% -  80.00%            1,932     307,189,122    41.48       7.529       604         159,001     78.25      54.44      92.92
80.01% -  85.00%              453      72,122,345     9.74       7.532       619         159,210     84.45      61.48      90.94
85.01% -  90.00%              729     121,279,215    16.38       7.605       633         166,364     89.68      63.34      93.84
90.01% -  95.00%              385      59,869,721     8.09       7.509       646         155,506     94.72      88.42      99.49
95.01% - 100.00%              105      14,578,734     1.97       7.820       645         138,845     99.76      87.38     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                     Distribution by Original First Lien LTV

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
 Original First Lien      Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal   First Lien  Pct. Full  Pct. Owner
         LTV                Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
40.00% & Below                114    $ 10,039,947     1.36%      7.814%      584    $     88,070     38.57%     47.28%     94.30%
40.01% - 50.00%               122      17,606,488     2.38       7.350       600         144,315     46.31      55.22      92.85
50.01% - 60.00%               251      35,899,360     4.85       7.352       589         143,025     55.95      56.80      97.47
60.01% - 70.00%               602     102,844,127    13.89       7.409       593         170,837     66.30      52.33      91.92
70.01% - 80.00%             1,932     307,918,769    41.58       7.523       605         159,378     78.32      54.63      92.94
80.01% - 85.00%               450      71,949,445     9.72       7.526       619         159,888     84.45      61.39      90.92
85.01% - 90.00%               728     121,238,757    16.37       7.603       633         166,537     89.68      63.36      93.84
90.01% - 95.00%               384      59,818,039     8.08       7.506       646         155,776     94.72      88.49      99.49
95.01% - 100.00%               93      13,170,708     1.78       7.836       645         141,621     99.81      86.46     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                   Distribution by Primary Mortgage Insurance

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
   Primary Mortgage       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Insurance            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
LTV > 60% with PMI          2,829    $441,406,185    59.61%      7.246%      634    $    156,029     81.17%     64.84%     93.16%
LTV > 60% no PMI            1,360     235,533,660    31.81       8.047       576         173,187     80.81      51.44      93.97
LTV < 60%                     487      63,545,795     8.58       7.424       591         130,484     50.53      54.86      95.69
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Documentation

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
    Documentation           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Full                        2,977    $442,208,066    59.72%      7.472%      601    $    148,542     79.77%    100.00%     94.38%
Stated                      1,638     285,666,966    38.58       7.587       628         174,400     76.45       0.00      92.57
Limited                        61      12,610,608     1.70       7.476       624         206,731     76.08       0.00      92.02
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Loan Purpose           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Cashout Refi                3,049    $486,529,703    65.70%      7.507%      602    $    159,570     76.15%     61.28%     94.53%
Purchase                    1,179     185,092,639    25.00       7.552       639         156,991     84.12      52.67      90.87
Rate/Term Refi                448      68,863,299     9.30       7.485       608         153,713     79.26      67.59      94.78
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Occupancy Status

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
      Occupancy           Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
        Status              Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Owner                       4,305    $693,371,775    93.64%      7.500%      609    $    161,062     78.51%     60.19%    100.00%
Non-Owner                     309      37,685,803     5.09       7.838       659         121,961     78.36      54.53       0.00
Second Home                    62       9,428,063     1.27       7.429       626         152,066     72.87      45.84       0.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Property Type

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
      Property Type         Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Single Family               3,565    $549,454,745    74.20%      7.491%      607    $    154,125     77.97%     61.48%     95.61%
PUD                           387      74,581,538    10.07       7.509       614         192,717     81.42      60.94      95.57
2-4 Family                    375      71,250,498     9.62       7.599       635         190,001     77.08      48.87      77.73
Condo                         255      36,629,556     4.95       7.623       635         143,645     81.38      47.48      89.99
Manufactured Housing           94       8,569,303     1.16       8.037       625          91,163     80.13      78.92      98.43
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                              Distribution by State

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
        State               Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
California-South              458    $ 98,736,093    13.33%      7.228%      620    $    215,581     78.02%     56.99%     95.51%
New York                      370      79,366,986    10.72       7.319       609         214,505     71.44      51.17      94.03
California-North              332      72,271,796     9.76       7.154       625         217,686     79.44      52.91      94.55
Massachusetts                 299      59,905,084     8.09       7.244       613         200,351     72.65      55.23      94.43
Florida                       426      52,248,514     7.06       7.813       607         122,649     80.46      56.63      91.85
New Jersey                    204      38,079,173     5.14       7.706       598         186,663     76.64      50.19      94.37
Texas                         238      28,897,455     3.90       7.931       610         121,418     79.33      66.66      94.01
Illinois                      182      26,584,504     3.59       7.644       602         146,069     81.20      67.48      93.69
Virginia                      142      25,251,759     3.41       7.475       604         177,829     81.09      68.27      95.20
Colorado                      119      20,158,758     2.72       7.475       609         169,401     81.05      59.58      91.71
Pennsylvania                  144      19,008,497     2.57       7.648       614         132,003     81.75      71.76      94.30
Others                      1,762     219,977,021    29.71       7.734       611         124,845     80.92      66.01      92.32
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
        Zip Code            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
93033                           9    $  1,821,195     0.25%      7.285%      647    $    202,355     73.87%     30.63%     88.54%
94591                           6       1,663,121     0.22       6.747       601         277,187     80.02      60.76     100.00
95624                           6       1,656,912     0.22       7.819       577         276,152     84.28      67.09     100.00
11706                           8       1,469,973     0.20       7.130       632         183,747     71.06      27.29     100.00
93010                           5       1,412,488     0.19       8.175       565         282,498     78.31      59.84     100.00
11215                           5       1,412,347     0.19       6.946       625         282,469     51.67      15.76     100.00
22309                           5       1,398,985     0.19       7.576       608         279,797     82.24      37.76     100.00
91910                           6       1,391,140     0.19       6.871       647         231,857     69.47      20.16     100.00
02360                           9       1,387,904     0.19       7.470       540         154,212     59.81      72.09     100.00
02122                           4       1,374,645     0.19       7.577       605         343,661     81.22      71.55     100.00
Others                      4,613     725,496,929    97.98       7.520       612         157,272     78.53      60.00      93.53
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                  Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
  Remaining Months to     Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
        Maturity            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
  0 - 180                     181    $ 19,668,455     2.66%      7.663%      617    $    108,666     75.39%     71.90%     93.94%
181 - 240                      72       8,350,839     1.13       7.531       640         115,984     74.91      67.92     100.00
241 - 360                   4,423     712,466,346    96.22       7.512       611         161,082     78.55      59.29      93.55
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Amortization Type

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
    Amortization Type       Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
2/28 ARM                    2,238    $369,473,012    49.90%      7.621%      594    $    165,091     78.38%     60.71%     95.18%
Fixed Rate                  1,479     219,851,687    29.69       7.305       639         148,649     76.39      61.96      89.86
3/27 ARM                      843     136,731,631    18.47       7.547       618         162,196     81.58      51.86      95.11
15 Year ARM                    64       8,466,364     1.14       7.404       606         132,287     75.61      74.40      97.06
Fixed Balloon                  51       5,628,957     0.76       8.205       604         110,372     87.58      73.47      98.80
6 Month ARM                     1         333,989     0.05       8.450       589         333,989     95.00     100.00     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Periodic Cap

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Periodic Cap           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
1.0%                        2,420    $388,415,337    52.45%      7.603%      592    $    160,502     78.48%     63.47%     95.11%
1.5%                          724     126,254,848    17.05       7.587       626         174,385     81.39      43.55      95.45
2.0%                            1          51,951     0.01       9.750       527          51,951     80.00     100.00     100.00
5.0%                            1         282,861     0.04       6.000       525         282,861     80.00     100.00     100.00
N/A                         1,530     225,480,644    30.45       7.328       638         147,373     76.67      62.25      90.09
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
     Months To            Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Rate Reset             Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
  1 -  12                       1    $    333,989     0.05%      8.450%      589    $    333,989     95.00%    100.00%    100.00%
 13 -  24                   2,239     369,740,571    49.93       7.621       593         165,136     78.38      60.66      95.18
 25 -  36                     843     136,731,631    18.47       7.547       618         162,196     81.58      51.86      95.11
169 - 180                      63       8,198,806     1.11       7.417       607         130,140     75.68      76.83      96.96
N/A                         1,530     225,480,644    30.45       7.328       638         147,373     76.67      62.25      90.09
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
    Life Maximum Rate       Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
12.99% & Below                634    $122,993,568    16.61%      6.483%      618    $    193,996     77.68%     70.26%     97.32%
13.00% - 13.49%               386      67,042,927     9.05       7.162       609         173,686     78.63      65.74      93.99
13.50% - 13.99%               672     114,895,710    15.52       7.456       607         170,976     79.69      51.05      94.88
14.00% - 14.49%               451      70,215,718     9.48       7.982       593         155,689     80.82      54.22      95.95
14.50% - 14.99%               542      77,902,119    10.52       8.254       590         143,731     80.13      46.70      92.78
15.00% - 15.49%               173      22,525,327     3.04       8.862       570         130,204     80.24      60.40      96.01
15.50% - 15.99%               178      25,872,261     3.49       9.155       567         145,350     79.53      59.79      93.34
16.00% - 16.99%                93      11,138,950     1.50      10.088       557         119,774     76.73      68.70      98.32
17.00% & Above                 17       2,418,416     0.33      11.156       542         142,260     69.69      62.63      88.51
N/A                         1,530     225,480,644    30.45       7.328       638         147,373     76.67      62.25      90.09
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========

                             Distribution by Margin

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
        Margin              Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
5.99% & Below               2,131    $365,086,298    49.30%      7.239%      608    $    171,322     78.73%     59.08%     95.10%
6.00% - 6.49%                 426      65,827,163     8.89       8.033       591         154,524     80.74      52.20      94.09
6.50% - 6.99%                 266      36,852,568     4.98       8.373       581         138,543     80.90      55.20      97.93
7.00% & Above                 322      46,935,535     6.34       9.173       568         145,763     79.34      66.98      95.31
N/A                         1,531     225,784,076    30.49       7.329       638         147,475     76.68      62.17      90.10
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       4,676    $740,485,640   100.00%      7.516%      612    $    158,359     78.43%     59.72%     93.64%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

               The Mortgage Loans - Adjustable Rate Mortgage Loans


Scheduled Principal Balance:                                     $515,004,996
Number of Mortgage Loans:                                               3,146
Average Scheduled Principal Balance:                                 $163,702
Weighted Average Gross Coupon:                                          7.60%
Weighted Average Original FICO Score:                                     600
Weighted Average Original Combined LTV Ratio:                          79.18%
Weighted Average Stated Remaining Term (months):                          357
Weighted Average Seasoning (months):                                        2
Weighted Average Months to Roll:                                           27
Weighted Average Gross Margin:                                          5.45%
Weighted Average Initial Rate Cap:                                      2.65%
Weighted Average Periodic Rate Cap:                                     1.12%
Weighted Average Gross Maximum Lifetime Rate:                          13.85%
Distribution by Originator
         Option One:                                                   76.46%
         Accredited:                                                   23.54%


                    Distribution by Current Principal Balance

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
    Current Principal     Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
         Balance            Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
$ 50,000 & Below               36    $  1,740,818     0.34%      8.318%      591    $     48,356     64.32%     69.62%     91.60%
$ 50,001 - $ 75,000           408      25,910,727     5.03       8.203       593          63,507     77.63      71.04      87.49
$ 75,001 - $100,000           456      40,201,833     7.81       8.032       593          88,162     78.29      67.95      91.61
$100,001 - $125,000           418      47,109,060     9.15       7.896       590         112,701     79.57      68.38      93.88
$125,001 - $150,000           401      55,175,657    10.71       7.576       596         137,595     78.89      65.23      94.51
$150,001 - $200,000           589     102,416,131    19.89       7.556       594         173,881     78.51      59.23      95.95
$200,001 - $250,000           369      82,556,606    16.03       7.596       601         223,731     78.92      53.54      98.10
$250,001 - $300,000           200      55,043,077    10.69       7.501       606         275,215     81.56      50.45      97.46
$300,001 - $350,000           109      35,103,971     6.82       7.253       616         322,055     82.69      46.93      99.14
$350,001 & Above              160      69,747,117    13.54       7.242       614         435,919     78.38      53.92      93.30
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Current Rate           Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
 6.99% & Below                848    $165,575,597    32.15%      6.552%      626    $    195,254     78.43      62.96%     97.59%
 7.00% - 7.49%                458      79,301,847    15.40       7.265       613         173,148     79.48      57.19      94.83
 7.50% - 7.99%                714     116,063,168    22.54       7.735       599         162,553     80.04      53.04      93.06
 8.00% - 8.49%                405      60,251,036    11.70       8.247       577         148,768     80.34      60.48      95.05
 8.50% - 8.99%                409      55,988,813    10.87       8.741       567         136,892     79.27      53.88      92.72
 9.00% - 9.49%                128      15,511,448     3.01       9.220       557         121,183     79.36      64.73      95.62
 9.50% - 9.99%                114      13,745,596     2.67       9.733       555         120,575     78.81      56.85      95.66
10.00% & Above                 70       8,567,493     1.66      10.687       544         122,393     71.86      72.65      96.76
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Original FICO

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Original FICO          Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
499 & Below                     2    $    254,362     0.05%      9.217%      485    $    127,181     68.63%    100.00%    100.00%
500 - 519                     286      44,628,056     8.67       8.377       511         156,042     72.87      69.79      98.67
520 - 539                     341      51,815,449    10.06       8.167       530         151,951     73.78      73.25      97.24
540 - 559                     314      48,821,533     9.48       8.100       549         155,483     74.83      68.31      97.82
560 - 579                     309      47,482,705     9.22       7.835       569         153,666     76.07      67.39      96.49
580 - 599                     393      62,283,298    12.09       7.579       589         158,482     78.91      66.43      96.51
600 - 619                     416      69,477,782    13.49       7.355       610         167,014     82.30      64.77      94.34
620 - 639                     375      65,326,482    12.68       7.230       630         174,204     83.23      47.08      96.53
640 - 659                     285      48,548,037     9.43       7.169       649         170,344     83.05      48.54      92.59
660 - 679                     161      28,776,087     5.59       7.171       669         178,733     83.30      34.91      93.42
680 - 699                     107      18,897,363     3.67       7.152       688         176,611     84.03      37.65      93.17
700 - 719                      58       9,783,197     1.90       7.005       708         168,676     82.43      36.69      90.14
720 - 739                      42       7,978,107     1.55       7.047       729         189,955     83.73      22.19      82.50
740 & Above                    53      10,579,042     2.05       7.000       764         199,605     80.58      35.15      76.45
N/A                             4         353,496     0.07       7.757       N/A          88,374     44.00      57.63     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                           Distribution by Lien Status

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
      Lien Status           Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
First Liens                 3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Original Combined LTV

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
    Original Combined     Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
           LTV              Loans       Balance     Balance      Coupon     FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
40.00% &  Below                52    $  5,557,367     1.08%      7.415%      563    $    106,872     32.95%     46.30%     94.40%
40.01% -  50.00%               57       8,989,232     1.75       7.464       578         157,706     46.60      64.47      96.71
50.01% -  60.00%              135      21,033,475     4.08       7.579       567         155,804     55.82      52.91      96.99
60.01% -  70.00%              387      64,893,756    12.60       7.634       577         167,684     66.67      50.53      92.41
70.01% -  80.00%            1,380     224,825,754    43.66       7.595       595         162,917     78.43      51.85      94.52
80.01% -  85.00%              296      50,150,871     9.74       7.581       608         169,429     84.56      58.06      93.54
85.01% -  90.00%              524      89,006,100    17.28       7.638       620         169,859     89.68      64.47      96.68
90.01% -  95.00%              263      42,603,305     8.27       7.533       632         161,990     94.74      93.25      99.80
95.01% - 100.00%               52       7,945,135     1.54       7.776       637         152,791     99.79      85.01     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                     Distribution by Original First Lien LTV

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
 Original First Lien      Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal   First Lien  Pct. Full  Pct. Owner
         LTV                Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
40.00% &  Below                52    $  5,557,367     1.08%      7.415%      563    $    106,872     32.95%     46.30%     94.40%
40.01% -  50.00%               57       8,989,232     1.75       7.464       578         157,706     46.60      64.47      96.71
50.01% -  60.00%              135      21,033,475     4.08       7.579       567         155,804     55.82      52.91      96.99
60.01% -  70.00%              387      64,893,756    12.60       7.634       577         167,684     66.67      50.53      92.41
70.01% -  80.00%            1,382     225,308,589    43.75       7.593       595         163,031     78.47      51.96      94.53
80.01% -  85.00%              296      50,150,871     9.74       7.581       608         169,429     84.56      58.06      93.54
85.01% -  90.00%              524      89,006,100    17.28       7.638       620         169,859     89.68      64.47      96.68
90.01% -  95.00%              263      42,603,305     8.27       7.533       632         161,990     94.74      93.25      99.80
95.01% - 100.00%               50       7,462,300     1.45       7.846       637         149,246     99.77      84.04     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                   Distribution by Primary Mortgage Insurance

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
   Primary Mortgage       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Insurance            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
LTV > 60% with PMI          1,800    $284,497,961    55.24%      7.301%      624    $    158,054     81.83%     63.42%     95.08%
LTV > 60% no PMI            1,102     194,926,961    37.85       8.046       572         176,885     80.69      52.29      95.12
LTV < 60%                     244      35,580,074     6.91       7.524       569         145,820     49.92      54.80      96.52
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Documentation

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Documentation          Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Full                        1,956    $301,845,395    58.61%      7.556%      588    $    154,318     80.62%    100.00%     96.07%
Stated                      1,150     204,322,536    39.67       7.660       618         177,671     77.20       0.00      94.05
Limited                        40       8,837,065     1.72       7.633       609         220,927     76.96       0.00      91.56
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
      Loan Purpose          Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Cashout Refi                1,968    $323,841,929    62.88%      7.617%      587    $    164,554     76.92%     60.07%     95.79%
Purchase                      921     149,036,960    28.94       7.550       632         161,821     83.98      52.96      93.84
Rate/Term Refi                257      42,126,107     8.18       7.634       590         163,915     79.74      67.40      95.38
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Occupancy Status

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
    Occupancy Status        Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Owner                       2,957    $490,245,478    95.19%      7.587%      598    $    165,792     79.31%     59.15%    100.00%
Non-Owner                     157      19,673,284     3.82       7.953       643         125,308     77.68      47.95       0.00
Second Home                    32       5,086,234     0.99       7.338       613         158,945     73.73      47.73       0.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Property Type

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Property Type        Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Single Family               2,395    $380,796,616    73.94%      7.581%      595    $    158,997     78.72%     60.20%     96.51%
PUD                           291      58,930,601    11.44       7.509       610         202,511     82.12      60.94      96.39
2-4 Family                    207      40,955,748     7.95       7.773       616         197,854     77.57      46.85      83.08
Condo                         190      28,462,810     5.53       7.701       623         149,804     81.36      45.23      92.00
Manufactured Housing           63       5,859,221     1.14       7.966       619          93,004     81.54      79.20      97.70
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                              Distribution by State

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
         State              Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
California-South              309    $ 69,538,223    13.50%      7.300%      608    $    225,043     78.69%     53.86%     96.92%
California-North              251      57,488,461    11.16       7.176       621         229,038     79.80      49.47      95.64
New York                      188      43,865,917     8.52       7.496       588         233,329     73.00      52.75      93.91
Florida                       286      35,832,119     6.96       7.798       600         125,287     80.96      54.13      94.42
Massachusetts                 170      34,346,403     6.67       7.498       593         202,038     73.61      55.12      95.85
New Jersey                    169      31,922,464     6.20       7.641       595         188,890     76.71      50.07      94.58
Illinois                      157      23,344,005     4.53       7.673       593         148,688     81.03      66.26      95.27
Virginia                      109      20,594,974     4.00       7.522       592         188,945     81.28      64.69      96.83
Texas                         134      17,320,080     3.36       7.991       593         129,254     80.19      64.39      96.17
Michigan                      146      16,196,301     3.14       7.943       595         110,934     81.83      73.23      95.51
Colorado                       88      15,318,935     2.97       7.489       604         174,079     81.98      59.05      93.71
Others                      1,139     149,237,113    28.98       7.824       599         131,025     81.15      65.44      94.52
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Zip Code             Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
94591                           5    $  1,431,683     0.28%      6.690%      596    $    286,337     80.03%     70.59%    100.00%
22309                           5       1,398,985     0.27       7.576       608         279,797     82.24      37.76     100.00
2122                            4       1,374,645     0.27       7.577       605         343,661     81.22      71.55     100.00
92083                           5       1,213,382     0.24       6.523       617         242,676     78.72      66.31     100.00
2360                            8       1,213,213     0.24       7.588       533         151,652     63.39      82.47     100.00
10583                           2       1,203,911     0.23       7.137       565         601,955     70.93      78.78     100.00
95624                           4       1,171,621     0.23       7.909       562         292,905     82.99      74.42     100.00
95121                           4       1,092,985     0.21       6.764       641         273,246     78.90      69.34     100.00
91910                           5       1,065,396     0.21       6.740       644         213,079     68.29      26.32     100.00
94509                           4       1,057,613     0.21       7.088       637         264,403     87.40      42.60     100.00
Others                      3,100     502,781,563    97.63       7.609       600         162,188     79.24      58.52      95.08
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                  Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
   Remaining Months       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     To Maturity            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
  0 - 180                       3    $    331,295     0.06%      6.199%      574    $    110,432     71.09%    100.00%    100.00%
181 - 240                       1         218,849     0.04       7.999       596         218,849     80.00       0.00     100.00
241 - 360                   3,142     514,454,852    99.89       7.599       600         163,735     79.20      58.61      95.19
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Amortization Type

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
   Amortization Type        Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
2/28 ARM                    2,238    $369,473,012    71.74%      7.621%      594    $    165,091     78.38%     60.71%     95.18%
3/27 ARM                      843     136,731,631    26.55       7.547       618         162,196     81.58      51.86      95.11
15 Year ARM                    64       8,466,364     1.64       7.404       606         132,287     75.61      74.40      97.06
6 Month ARM                     1         333,989     0.06       8.450       589         333,989     95.00     100.00     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Periodic Cap

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Periodic Cap           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
1.0%                        2,420    $388,415,337    75.42%      7.603%      592    $    160,502     78.48%     63.47%     95.11%
1.5%                          724     126,254,848    24.52       7.587       626         174,385     81.39      43.55      95.45
2.0%                            1          51,951     0.01       9.750       527          51,951     80.00     100.00     100.00
5.0%                            1         282,861     0.05       6.000       525         282,861     80.00     100.00     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
       Months To          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Rate Reset           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
  1 - 12                        1    $    333,989     0.06%      8.450%      589    $    333,989     95.00%    100.00%    100.00%
 13 - 24                    2,239     369,740,571    71.79       7.621       593         165,136     78.38      60.66      95.18
 25 - 36                      843     136,731,631    26.55       7.547       618         162,196     81.58      51.86      95.11
169 -180                       63       8,198,806     1.59       7.417       607         130,140     75.68      76.83      96.96
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Life Maximum Rate

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
   Life Maximum Rate        Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
12.99% & Below                634    $122,993,568    23.88%      6.483%      618    $    193,996     77.68%     70.26%     97.32%
13.00% - 13.49%               386      67,042,927    13.02       7.162       609         173,686     78.63      65.74      93.99
13.50% - 13.99%               672     114,895,710    22.31       7.456       607         170,976     79.69      51.05      94.88
14.00% - 14.49%               451      70,215,718    13.63       7.982       593         155,689     80.82      54.22      95.95
14.50% - 14.99%               542      77,902,119    15.13       8.254       590         143,731     80.13      46.70      92.78
15.00% - 15.49%               173      22,525,327     4.37       8.862       570         130,204     80.24      60.40      96.01
15.50% - 15.99%               178      25,872,261     5.02       9.155       567         145,350     79.53      59.79      93.34
16.00% - 16.99%                93      11,138,950     2.16      10.088       557         119,774     76.73      68.70      98.32
17.00% & Above                 17       2,418,416     0.47      11.156       542         142,260     69.69      62.63      88.51
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                             Distribution by Margin

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
        Margin              Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
5.99% & Below               2,131    $365,086,298    70.89%      7.239%      608    $    171,322     78.73%     59.08%     95.10%
6.00% - 6.49%                 426      65,827,163    12.78       8.033       591         154,524     80.74      52.20      94.09
6.50% - 6.99%                 266      36,852,568     7.16       8.373       581         138,543     80.90      55.20      97.93
7.00% & Above                 322      46,935,535     9.11       9.173       568         145,763     79.34      66.98      95.31
N/A                             1         303,432     0.06       8.400       566         303,432     78.96       0.00     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       3,146    $515,004,996   100.00%      7.599%      600    $    163,702     79.20%     58.61%     95.19%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                 The Mortgage Loans - Fixed Rate Mortgage Loans


Scheduled Principal Balance:                                     $225,480,644
Number of Mortgage Loans:                                               1,530
Average Scheduled Principal Balance:                                 $147,373
Weighted Average Gross Coupon:                                          7.33%
Weighted Average Original FICO Score:                                     638
Weighted Average Original Combined LTV Ratio:                          76.25%
Weighted Average Stated Remaining Term (months):                          338
Weighted Average Seasoning (months):                                        2
Distribution by Originator
         Option One:                                                   86.81%
         Accredited:                                                   13.19%


                    Distribution by Current Principal Balance

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
    Current Principal     Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
         Balance            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
$ 50,000 & Below               41    $  1,818,101     0.81%      8.563%      603    $     44,344     58.94%     67.26%     83.58%
$ 50,001 - $ 75,000           254      15,961,371     7.08       8.179       625          62,840     74.28      74.86      82.95
$ 75,001 - $100,000           252      21,988,423     9.75       7.716       632          87,256     76.86      77.72      83.75
$100,001 - $125,000           223      25,191,868    11.17       7.480       638         112,968     78.78      66.87      89.48
$125,001 - $150,000           195      26,679,318    11.83       7.349       638         136,817     77.20      66.03      89.63
$150,001 - $200,000           244      42,352,014    18.78       7.207       629         173,574     74.72      63.46      92.89
$200,001 - $250,000           150      33,591,978    14.90       7.145       640         223,947     77.28      63.07      86.66
$250,001 - $300,000            70      19,096,793     8.47       7.017       649         272,811     77.69      44.23      92.57
$300,001 - $350,000            42      13,542,421     6.01       7.088       657         322,439     79.65      49.82      95.04
$350,001 & Above               59      25,258,358    11.20       7.000       650         428,108     76.74      49.03      96.98
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Current Rate

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Current Rate           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
 6.99% & Below                579    $101,819,794    45.16%      6.505%      659    $    175,855     73.69%     65.92%     95.14%
 7.00% - 7.49%                229      35,211,750    15.62       7.237       651         153,763     78.08      55.68      88.87
 7.50% - 7.99%                310      44,477,181    19.73       7.730       630         143,475     80.54      56.81      83.92
 8.00% - 8.49%                138      15,652,788     6.94       8.247       613         113,426     80.44      68.69      86.19
 8.50% - 8.99%                135      14,461,890     6.41       8.752       581         107,125     79.15      64.86      84.88
 9.00% - 9.49%                 47       5,003,880     2.22       9.239       569         106,466     71.99      50.11      77.13
 9.50% - 9.99%                 59       5,852,000     2.60       9.771       577          99,186     77.84      65.19      89.10
10.00% & Above                 33       3,001,360     1.33      10.743       560          90,950     77.69      63.67      93.23
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original FICO

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
    Original FICO           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
500 - 519                      54    $  7,254,840     3.22%      8.832%      509    $    134,349     69.03%     57.68%     91.22%
520 - 539                      78       9,066,176     4.02       8.310       530         116,233     71.43      79.61      96.77
540 - 559                      74       9,153,000     4.06       8.176       549         123,689     68.33      76.06      96.75
560 - 579                     112      14,132,525     6.27       7.842       570         126,183     70.47      76.05      94.05
580 - 599                     125      16,845,354     7.47       7.688       589         134,763     73.04      70.53      91.90
600 - 619                     179      27,316,233    12.11       7.523       610         152,605     76.79      72.41      92.95
620 - 639                     210      31,596,139    14.01       7.200       629         150,458     75.38      68.22      95.89
640 - 659                     182      27,805,956    12.33       7.059       650         152,780     77.36      58.65      89.97
660 - 679                     161      26,631,567    11.81       6.993       669         165,413     79.43      54.48      89.98
680 - 699                     105      17,377,837     7.71       6.821       688         165,503     79.29      48.65      86.08
700 - 719                      93      15,938,622     7.07       6.935       709         171,383     84.80      49.03      85.35
720 - 739                      65       9,449,911     4.19       6.812       729         145,383     81.84      48.67      83.15
740 & Above                    92      12,912,484     5.73       6.874       763         140,353     80.49      49.19      69.85
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                           Distribution by Lien Status

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Lien Status            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
First Liens                 1,506    $224,011,332    99.35%      7.307%      638    $    148,746     76.65%     62.28%     90.08%
Second Liens                   24       1,469,312     0.65      10.496       631          61,221     80.02      57.38      90.57
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                      Distribution by Original Combined LTV

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
    Original Combined     Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
           LTV              Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
40.00% &  Below                39    $  3,151,801     1.40%      7.426%      596    $     80,815     30.53%     46.61%     91.71%
40.01% -  50.00%               67       8,638,018     3.83       7.207       622         128,926     45.61      44.49      90.46
50.01% -  60.00%              116      14,865,885     6.59       7.031       621         128,154     56.15      62.31      98.15
60.01% -  70.00%              219      38,316,969    16.99       7.057       620         174,963     65.69      55.50      90.79
70.01% -  80.00%              552      82,363,368    36.53       7.350       630         149,209     77.78      61.52      88.55
80.01% -  85.00%              157      21,971,474     9.74       7.420       642         139,946     84.21      69.27      85.00
85.01% -  90.00%              205      32,273,114    14.31       7.513       668         157,430     89.67      60.24      86.00
90.01% -  95.00%              122      17,266,416     7.66       7.449       682         141,528     94.65      76.50      98.72
95.01% - 100.00%               53       6,633,599     2.94       7.874       655         125,162     99.73      90.23     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Original First Lien LTV

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
 Original First Lien      Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal   First Lien  Pct. Full  Pct. Owner
         LTV                Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
40.00% &  Below                62    $  4,482,581     1.99%      8.308%      608    $     72,300     45.53%     48.49%     94.17%
40.01% -  50.00%               65       8,617,255     3.82       7.231       622         132,573     46.00      45.56      88.83
50.01% -  60.00%              116      14,865,885     6.59       7.031       621         128,154     56.15      62.31      98.15
60.01% -  70.00%              215      37,950,371    16.83       7.025       620         176,513     65.66      55.42      91.06
70.01% -  80.00%              550      82,610,180    36.64       7.332       631         150,200     77.90      61.92      88.59
80.01% -  85.00%              154      21,798,574     9.67       7.400       642         141,549     84.21      69.03      84.88
85.01% -  90.00%              204      32,232,657    14.30       7.505       668         158,003     89.67      60.31      85.98
90.01% -  95.00%              121      17,214,733     7.63       7.437       682         142,271     94.65      76.73      98.71
95.01% - 100.00%               43       5,708,408     2.53       7.824       655         132,754     99.86      89.64     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                   Distribution by Primary Mortgage Insurance

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
   Primary Mortgage       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Insurance            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
LTV > 60% with PMI          1,029    $156,908,225    69.59%      7.146%      652    $    152,486     79.97%     67.42%     89.69%
LTV > 60% no PMI              258      40,606,699    18.01       8.052       598         157,390     81.40      47.33      88.47
LTV < 60%                     243      27,965,721    12.40       7.297       619         115,085     51.32      54.93      94.64
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Documentation

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Documentation          Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Full                        1,021    $140,362,671    62.25%      7.289%      630    $    137,476     77.95%    100.00%     90.73%
Stated                        488      81,344,430    36.08       7.405       652         166,689     74.59       0.00      88.83
Limited                        21       3,773,543     1.67       7.109       659         179,693     74.02       0.00      93.09
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Loan Purpose

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     Loan Purpose           Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Cashout Refi                1,081    $162,687,773    72.15%      7.289%      631    $    150,497     74.60%     63.71%     92.01%
Purchase                      258      36,055,679    15.99       7.562       671         139,751     84.68      51.51      78.60
Rate/Term Refi                191      26,737,192    11.86       7.250       636         139,985     78.51      67.88      93.85
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
    Occupancy Status        Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Owner                       1,348    $203,126,297    90.09%      7.289%      635    $    150,687     76.56%     62.70%    100.00%
Non-Owner                     152      18,012,519     7.99       7.712       677         118,503     79.11      61.72       0.00
Second Home                    30       4,341,829     1.93       7.535       642         144,728     71.87      43.63       0.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                          Distribution by Property Type

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
      Property Type         Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Single Family               1,170    $168,658,130    74.80%      7.290%      633    $    144,152     76.29%     64.36%     93.56%
2-4 Family                    168      30,294,750    13.44       7.363       661         180,326     76.42      51.59      70.50
PUD                            96      15,650,937     6.94       7.508       632         163,031     78.76      60.96      92.50
Condo                          65       8,166,745     3.62       7.351       678         125,642     81.46      55.34      82.99
Manufactured Housing           31       2,710,082     1.20       8.189       638          87,422     77.07      78.31     100.00
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                              Distribution by State

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
         State              Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
New York                      182    $ 35,501,069    15.74%      7.099%      635    $    195,061     69.50%     49.21%     94.18%
California-South              149      29,197,870    12.95       7.056       648         195,959     76.43      64.47      92.13
Massachusetts                 129      25,558,681    11.34       6.903       640         198,129     71.35      55.38      92.52
Florida                       140      16,416,395     7.28       7.845       622         117,260     79.35      62.10      86.25
California-North               81      14,783,335     6.56       7.067       643         182,510     78.02      66.26      90.30
Texas                         104      11,577,374     5.13       7.840       634         111,321     78.03      70.07      90.78
Pennsylvania                   64       9,093,649     4.03       7.211       648         142,088     83.42      69.83      96.53
New Jersey                     35       6,156,709     2.73       8.043       615         175,906     76.27      50.78      93.28
Rhode Island                   40       5,847,474     2.59       7.052       627         146,187     69.72      52.18      87.44
Connecticut                    42       5,297,632     2.35       7.510       630         126,134     74.14      70.15      81.54
Colorado                       31       4,839,823     2.15       7.433       625         156,123     78.10      61.25      85.38
Other                         533      61,210,634    27.15       7.543       642         114,842     81.68      69.60      86.65
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
       Zip Code             Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
11706                           7    $  1,272,171     0.56%      7.081%      639    $    181,739     71.22%     31.53%    100.00%
94563                           2         973,313     0.43       6.790       622         486,656     65.00       0.00     100.00
46410                           4         878,690     0.39       7.500       659         219,672     80.00     100.00       0.00
11746                           4         877,890     0.39       6.470       629         219,473     58.76      11.83     100.00
02459                           2         853,628     0.38       7.125       627         426,814     58.40      53.21     100.00
11357                           2         834,002     0.37       6.298       679         417,001     70.19       0.00     100.00
11968                           2         813,463     0.36       6.296       678         406,732     67.65      46.01     100.00
11757                           3         806,977     0.36       6.628       650         268,992     77.49      23.50     100.00
20111                           3         794,146     0.35       6.836       660         264,715     84.17      77.31     100.00
93033                           4         793,108     0.35       6.972       638         198,277     73.26      42.54      73.69
Others                      1,497     216,583,255    96.05       7.349       638         144,678     76.93      63.26      90.18
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                  Distribution by Remaining Months to Maturity

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
   Remaining Months       Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
     To Maturity            Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
  0 - 180                     178    $ 19,337,161     8.58%      7.688%      618    $    108,636     75.46%     71.42%     93.84%
181 - 240                      71       8,131,989     3.61       7.518       641         114,535     74.78      69.75     100.00
241 - 360                   1,281     198,011,494    87.82       7.285       640         154,576     76.87      61.05      89.31
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


                        Distribution by Amortization Type

                                                                                                   Weighted
                                                  Pct. Of Pool            Weighted       Avg.     Avg. Orig.
                          Number Of    Principal  By Principal   Gross   Avg. Orig.   Principal    Combined   Pct. Full  Pct. Owner
   Amortization Type        Loans       Balance     Balance     Coupon      FICO       Balance        LTV      Loan Doc   Occupied
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
Fixed Rate                  1,479    $219,851,687    97.50%      7.305%      639    $    148,649     76.39%     61.96%     89.86%
Fixed Balloon                  51       5,628,957     2.50       8.205       604         110,372     87.58      73.47      98.80
------------------------- --------- ------------- ------------ --------- ---------- ------------- ---------- ----------- ----------
TOTAL                       1,530    $225,480,644   100.00%      7.328%      638    $    147,373     76.67%     62.25%     90.09%
========================= ========= ============= ============ ========= ========== ============= ========== =========== ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.